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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Pure Resources, Inc.

     We consent to the use of our report dated February 1, 2000 on the consolidated financial statements of Titan Exploration, Inc. as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999, incorporated by reference herein.

                                    KPMG LLP

Midland, Texas
October 16, 2000